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                                                                     Exhibit 4.2

                       CHINA NEPSTAR CHAIN DRUGSTORE LTD.
                                 (the "Company")

 Number                                                          Ordinary Shares
-[___]-                                                                 -[___]-

           Incorporated in the Cayman Islands under the Companies Law
                    (as amended or revised from time to time)

     The authorized share capital of the Company is US$36,000 divided into 360,000,000 shares of a nominal or par value of US$0.0001 each (the "Ordinary
                                    Shares")

THIS CERTIFIES THAT [_____] of [_______] is the registered holder of [______] Ordinary Shares in the above-named Company subject to the Memorandum and Articles of Association thereof.

Executed on behalf of the Company this [____] day of [______] 20[__].


                           [Seal]
---------------------------
Director/Secretary

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

TRANSFER

I ____________________________________ (the Transferor) for the value received
DO HEREBY transfer to ________________________________________ (the Transferee)
the _____________________________________________ shares standing in my name in

CHINA NEPSTAR CHAIN DRUGSTORE LTD.

To hold the same unto the Transferee

Dated
      -------------------------------

Signed by the Transferor
In the presence of:


----------------------------            ----------------------------------------
Witness                                 Transferor